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                                                                   EXHIBIT 10.55

                               AMENDMENT NO. 1 TO
                                LETTER AGREEMENT


                      THIS AMENDMENT NO. 1 TO LETTER AGREEMENT, dated as of April 30, 1998 ("Amendment No. 1"), by and between Acute Therapeutics, Inc., a Delaware corporation ("Acute"), and The Sage Group ("TSG").

                                    RECITALS:

                      WHEREAS, the parties hereto entered into a Letter Agreement, dated October 28, 1996 (the "Letter Agreement"), pursuant to which TSG assists the management of Acute in strategic, product development and commercialization aspects of Acute's business; and

                      WHEREAS, the parties wish to enter into this Amendment No. 1 in connection with certain modifications to the Letter Agreement;

                      NOW, THEREFORE, for good and valuable consideration and the mutual covenants and agreements contained in this Amendment No. 1 and in the Letter Agreement, and intending to be legally bound hereby and thereby, Acute and TSG hereby agree as follows:

                      1. The term of the Letter Agreement shall be extended through the end of November 30, 1998.

                      2. The monthly management fee of $7,500 payable on the first of every month during the term of the Letter Agreement shall be reduced to $4,000 starting on July 1, 1998.

                      3. Except as set forth in this Amendment No. 1, the Letter Agreement shall remain in full force and effect.

                      IN WITNESS WHEREOF, Acute and TSG have caused this Amendment No. 1 to be signed by their respective officers or partners thereunto duly authorized as of the date first written above.


                                  ACUTE THERAPEUTICS, INC.


                                  By:  /s/ Robert J. Capetola
                                       ----------------------------------
                                       Name: Robert J. Capetola
                                       Title: President/CEO


                                 THE SAGE GROUP


                                   By:  /s/ Richard Power
                                        ----------------------------------
                                        Name: Richard G. Power
                                        Title: Executive Director